Exhibit 32.2
CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with Amendment No. 1 to the annual report on Form 10-K of Claire’s Stores, Inc. (the “Company”) for the year ended February 3, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Bonnie Schaefer, Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 USC § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	E. Bonnie Schaefer

E. Bonnie Schaefer
Co-Chief Executive Officer May 25, 2007